CORNERCAP BALANCED FUND


                          ANNUAL REPORT TO SHAREHOLDERS





                                   A Series of
                            CornerCap Group of Funds
                          A "Series" Investment Company





                            FOR THE FISCAL YEAR ENDED

                                 MARCH 31, 2000






The Peachtree, Suite 1700                                         Advisor:
                                                                  (800) 728-0670
1355 Peachtree Street, NE                                         Administrator:
                                                                  (888) 81-FUNDS
Atlanta, Georgia 30309                                            Telecopier:
                                                                  (404) 870-0770

                            CornerCap Group of Funds
                      Manager's Report for the Shareholders
                        For the year ended March 31, 2000

Dear Shareholder:

For the fiscal year ending March 31, 2000, the Small Cap Value Fund (formerly the Growth Fund) was up 5.3% and the Balanced Fund was down 2.8%. Over this same period, the S&P 500, the Value Line, and the Lehman Bros. Intermediate Term Government/Corporate Indices increased 17.9%, 6.6%, and 2.1%, respectively. This is the second consecutive year that our funds have been hurt because of the persistent bear market for value investing. Value investing focuses on earnings and cash flow in the near term, earnings that are reasonably priced, and, to some extent, dividends. This philosophy has been dramatically out of favor. In 1999, stocks with positive earnings were down while stocks with negative earnings were up over 50%. We did not outperform last year because we chose not to abandon our investment philosophy.

The investment world seemed to turn on a dime in early March, specifically on March 10. We discussed this momentum shift in our March 31, 2000 report, and it has continued in that direction. If we use the media's definition of a bear market (down 20% from the high), the small- and mid-size growth stocks have already experienced a significant decline. Through May 23, 2000, the tech heavy NASDAQ was down 37% from its high on March 10, 2000, and the Russell 2000 was

                 RETURNS SINCE MARKET TURN (3/10/00 TO 5/23/00)

 20%
  |     13.2%
  |       |
 10%      |
  |       |           8.9%
  |       |            |           5.0%                                                                     0.3%
  0%______|____________|____________|_________________________________________________________________________|_______
  |              |            |            |      |      |      |        |      |      |      |       |               |
  |                                             -0.7%           |               |             |
 -10%                                                         -9.6%             |             |
  |                                                                             |             |
  |                                                                             |             |
-20%                                                                            |             |
  |                                                                             |             |
  |                                                                             |             |
-30%                                                                            |          -24.0%
  |                                                                             |
  |                                                                         -37.3%
-40%
      Small Cap      Balanced      Dow           S&P         Willshire      NASDAQ         Russell          Value
        Value          Fund       Jones          500           5000                         2000            Line

down 24%. Recently, the larger growth stocks have started to fall. Our funds are up nicely since the tide shifted:

Hopefully, this trend in our direction will continue. The market has been driven by speculation, and this is the only way we know for these excesses to be reduced. Many investors will be (or have been) hurt, and it may be a permanent loss of capital. We appreciate our mutual fund clients who on balance have stayed the course with their investment plan. This is not the norm. The average investor tends to follow his emotions, which means that he follows the hot money, a sure path to long-term investment failure.

As we discussed in our March 31, 2000 report, when we file the new prospectus this summer, we will be offering a new mutual fund, the CornerCap Emerging Growth Fund. We have been managing this fund as a limited partnership over the last four years. The fund searches for early stage growth companies and will invest principally in very small companies. As part of our mutual fund company, we also offer a number of other no-load funds that CornerCap does not manage, including international equities, conservative bonds, high yield bonds, etc. Our objective is to offer high quality investments at a reasonable cost across a full range of risk and return profiles.

CornerCap Investment Counsel
May 31, 2000

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
CORNERCAP BALANCED FUND
ATLANTA, GEORGIA


We have audited the accompanying statement of assets and liabilities of CornerCap Balanced Fund, including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CornerCap Balanced Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.




                                              /s/ Tait, Weller & Baker
                                             TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
MAY 5, 2000

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                          ON INTERNAL CONTROL STRUCTURE



SHAREHOLDERS AND BOARD OF TRUSTEES
CORNERCAP GROUP OF FUNDS
ATLANTA, GEORGIA


In planning and performing our audit of the financial statements of CornerCap Small Cap Value Fund (formerly CornerCap Growth Fund) and the CornerCap Balanced Fund, each a series of shares of CornerCap Group of Funds, for the year ended March 31, 2000, we considered their internal control structure, including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

The management of the Funds is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. Two of the objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition, and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.

Because of inherent limitations in any internal control structure, errors or irregularities may occur and not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the internal control structure, including procedures for safeguarding securities, that we consider to be material weaknesses, as defined above, as of March 31, 2000.

This report is intended solely for the information and use of management and the Securities and Exchange Commission, and should not be used for any other purpose.



                                              /s/ Tait, Weller & Baker
                                             TAIT, WELLER & BAKER



PHILADELPHIA, PENNSYLVANIA
MAY 5, 2000

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS

March 31, 2000
---------------------------------------------------------------------------------------------

                                                                                   Value
   Shares                                                                         (Note 1-A)
                 COMMON STOCKS - 57.46%
                 -------------

                 Aerospace - 3.19%
     2,300          Goodrich BF Co.                                              $    65,981
     1,800          Rockwell International Corp.                                      75,263
                                                                                 -----------
                                                                                     141,244
                                                                                 -----------

                 AUTOMOTIVE - 4.77%
     1,800          Ford Motor Co. Del                                                82,688
     2,200          TRW, Inc.                                                        128,700
                                                                                 -----------
                                                                                     211,388
                                                                                 -----------

                 BANK - 1.85%
     2,200          First Union Corp.                                                 81,950
                                                                                 -----------
                 BEVERAGES - 1.83%
     1,300          Anheuser-Busch Companies, Inc.                                    80,925
                                                                                 -----------
                 BUILDING MATERIALS - 1.89%
     1,600          PPG Industries, Inc.                                              83,700
                                                                                 -----------
                 COMMUNICATIONS - 2.42%
     1,600          Telefonos de Mexico ADR                                          107,200
                                                                                 -----------
                 DIVERSIFIED - 3.94%
     2,700          ITT Industries, Inc.                                              83,869
     4,300          National Service Industries, Inc.                                 90,569
                                                                                 -----------
                                                                                     174,438
                                                                                 -----------

                 ELECTRIC LIGHTING AND WIRING EQUIPMENT - 2.17%
     1,750          Johnson Controls, Inc.                                            96,044
                                                                                 -----------
                 ELECTRICAL UTILITIES - 4.02%
     3,400          First Energy Corp.                                                70,125
     4,600          Reliant Energy, Inc.                                             107,813
                                                                                 -----------
                                                                                     177,938
                                                                                 -----------
                 FINANCIAL SERVICES - 2.38%
       800          JP Morgan & Co., Inc.                                            105,400
                                                                                 -----------
                 INSURANCE 2.34%
     5,800          Ohio Casualty Corp.                                              103,675
                                                                                 -----------
                 MACHINERY - 3.14%
     1,600          Briggs & Stratton                                                 65,800
     5,700          Flowserve Corporation                                             73,387
                                                                                 -----------
                                                                                     139,187
                                                                                 -----------
                 MEDICAL SUPPLIES - 3.59%
     1,400          Bausch & Lomb, Inc.                                               73,062
     3,000          Mallinckrodt, Inc.                                                86,250
                                                                                 -----------
                                                                                     159,312
                                                                                 -----------

---------------------------------------------------------------------------------------------



CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS - (Continued)

March 31, 2000
---------------------------------------------------------------------------------------------

                                                                                    VALUE
   SHARES                                                                         (NOTE 1-A)
   ------                                                                         ----------
                 COMMON STOCKS - 57.46%
                 METALS - 3.48%
     1,600          Phelps Dodge Corp.                                                76,000
     4,800          Timken Co.                                                        78,000
                                                                                 -----------
                                                                                     154,000
                                                                                 -----------

                 MINING - 2.81%
       589          Arch Coal, Inc.                                                    3,939
     1,800          Reynolds Metals Co.                                              120,375
                                                                                 -----------
                                                                                     124,314
                                                                                 -----------
                 OIL INDUSTRY - 1.81%
     2,400          Ashland, Inc.                                                     80,250
                                                                                 -----------
                 PAPER & FOREST PRODUCTS - 2.82%
     8,400          Abitibi Consolidated, Inc.                                        80,325
     4,200          Glatfelter P.H. Co.                                               44,625
                                                                                 -----------
                                                                                     124,950
                                                                                 -----------
                 PUBLISHING - 2.45%
     4,100          Deluxe Corp.                                                     108,650
                                                                                 -----------
                 RETAIL - SPECIALTY - 1.10%
     6,900          Enesco Group, Inc.                                                48,731
                                                                                 -----------
                 STEEL INTERGRATED - 1.69%
     3,000          USX-U.S. Steel Group                                              75,000
                                                                                 -----------
                 TEXTILE - 2.14%
     2,500          Spring Industries, Inc.                                           95,000
                                                                                 -----------
                 THRIFT - 1.63%
     3,800          Washington Federal, Inc.                                          72,437
                                                                                 -----------
                    TOTAL COMMON STOCKS (COST $2,696,583)                          2,545,733
                                                                                 -----------


---------------------------------------------------------------------------------------------

CORNERCAP BALANCED FUND

MARCH 31, 2000
--------------------------------------------------------------------------------

PRINCIPAL                                                                             VALUE
 AMOUNT                                                                             (NOTE 1-A)
 ------                                                                             ----------
                 CORPORATE BONDS - 32.28%
                 COMMUNICATIONS - 4.08% AT&T Corp.
  $200,000             6.000%, Due 03/15/09                                          $   180,757
                                                                                     -----------
                 ELECTRICAL UTILITIES - 3.27%
                    National Rural Utilities Cooperative Finance Group
   150,000             6.375%, Due 10/15/04                                              144,882
                                                                                     -----------
                 ELECTRONIC COMPONENTS - 3.30%
                    Sony Corp.
   150,000             6.125%, Due 03/04/03                                              145,929
                                                                                     -----------
                 ENTERTAINMENT - 4.40%
                    Walt Disney Co.
   200,000             6.750%, Due 03/30/06                                              194,966
                                                                                     -----------
                 FINANCIAL SERVICE - 17.23%
                    General Motors Acceptance Corp.
   150,000             6.700%, Due 04/03/01                                              149,377
                    Merrill Lynch & Co., Inc.
   150,000             6.375%, Due 10/15/08                                              137,608
                    Nations Bank Corp.
   200,000             6.375%, Due 05/15/05                                              189,324
                    Norwest Financial, Inc.
   150,000             6.250%, Due 12/15/07                                              138,242
                    Walmart Stores, Inc.
   150,000             6.750%, Due 05/15/02                                              148,896
                                                                                     -----------
                                                                                         763,447
                       TOTAL CORPORATE BONDS (COST $1,537,319)                         1,429,981
                                                                                     -----------


                 U.S. GOVERNMENT BONDS - 5.46%
                 ---------------------
                 U.S. Treasury Notes
 $ 140,000          6.50%, Due 08/15/05                                              $   140,875
   100,000          6.50%, Due 10/15/06                                                  101,000
                                                                                     -----------
                    TOTAL GOVERNMENT BONDS (COST $254,746)                               241,875
                                                                                     -----------


--------------------------------------------------------------------------------------------------



CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS - (Continued)

MARCH 31, 2000
--------------------------------------------------------------------------------

PRINCIPAL                                                                             VALUE
AMOUNT                                                                              (NOTE 1-A)
------                                                                              ----------
                 SHORT-TERM INVESTMENTS - 3.89%
                 ----------------------
                 Wachovia Bank Short-Term Authorized Demand Notes
 $ 172,248          (Cost $172,248)                                                      172,248
                                                                                     -----------
                    TOTAL INVESTMENTS (COST $4,660,896) (A)             99.09%         4,389,837
                    OTHER ASSETS AND LIABILITIES, NET                    0.91%            40,204
                                                                       ------        -----------
                    NET ASSETS                                         100.00%       $ 4,430,041
                                                                       ======        ===========

             ADR - AMERICAN DEPOSITORY RECEIPT

             (a) AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSE IS $4,660,896.

                 At March 31, 2000,  unrealized  appreciation  (depreciation) of securities for federal income tax purposes is as follows:
                    Gross unrealized appreciation                                    $  224,646
                    Gross unrealized depreciation                                      (495,705)
                                                                                     ----------
                    NET UNREALIZED DEPRECIATION                                      $ (271,059)
                                                                                     ==========




-------------------------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

CORNERCAP BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2000

--------------------------------------------------------------------------------------------------
ASSETS
    Investments at market value,
       (Identified cost $4,660,896) (Note 1-A)                                        4,389,837
    Cash                                                                                 34,542
    Interest receivable                                                                  31,371
    Dividends receivable                                                                  5,753
    Other assets                                                                          1,515
                                                                                    -----------
          TOTAL ASSETS                                                                4,463,018
                                                                                    -----------


LIABILITIES
    Payable for investment securities purchased                                          28,466
    Advisory fee payable                                                                  3,638
    Service fees payable                                                                    873
                                                                                    -----------
          TOTAL LIABILITIES                                                              32,977
                                                                                    -----------

NET ASSETS
    (Applicable to 413,801 shares outstanding,
       unlimited number of shares authorized)                                         4,430,041
                                                                                    ===========


NET ASSET VALUE, offering and repurchase
    PRICE PER SHARE
   ($4,430,041 / 413,801 shares)                                                         $10.71
                                                                                         ======

NET ASSETS
   At March 31, 2000, net assets consisted of:
      Paid-in capital                                                                 4,746,881
      Undistributed net investment income                                                74,200
      Accumulated net realized loss on investments                                     (119,981)
      Net unrealized depreciation                                                      (271,059)
                                                                                    -----------
                                                                                      4,430,041


-------------------------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

CORNERCAP BALANCED FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2000

------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                                        $   105,481
   Interest                                                                             119,518
                                                                                    -----------
      TOTAL INCOME                                                                      224,999
                                                                                    -----------

   EXPENSES
      Management fee (Note 2)                                                            50,382
      Service costs (Note 2)                                                             15,114
      Taxes other than federal income tax                                                   750
                                                                                    -----------
         TOTAL EXPENSES                                                                  66,246
                                                                                    -----------
            NET INVESTMENT INCOME                                                       158,753
                                                                                    -----------


NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from security transactions                                         (93,481)
   Change in unrealized depreciation of investments                                    (261,379)
                                                                                    -----------
         NET LOSS ON INVESTMENTS                                                       (354,860)
                                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $  (196,107)
                                                                                    ===========





------------------------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

CORNERCAP BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2000 AND 1999
--------------------------------------------------------------------------------

                                                                                    2000                  1999
                                                                                    ----                  ----
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS
      Net investment income                                                      $    158,753         $      85,806
      Net realized gain (loss) on investments                                         (93,481)              196,394
      Change in unrealized depreciation of investments                               (261,379)             (286,479)
                                                                                 ------------         -------------
         NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                        (196,107)               (4,279)
                                                                                 ------------         -------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM
      Net investment income
         ($0.37 and $0.07 per share, respectively)                                   (158,480)              (19,152)
      Capital gains
         ($0.24 and $0.47 per share, respectively)                                   (102,470)             (122,292)
                                                                                 ------------         -------------
                                                                                     (260,950)             (141,444)
                                                                                 ------------         -------------

   CAPITAL SHARE TRANSACTIONS (a)
      Increase in net assets resulting from capital
         share transactions                                                           389,089             2,349,542
                                                                                 ------------         -------------

            TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (67,968)            2,203,819

NET ASSETS
   Beginning of year                                                                4,498,009             2,294,190
                                                                                 ------------         -------------
   END OF YEAR
      (Including undistributed net investment income of
       $74,200 and $73,927, respectively)                                        $  4,430,041         $   4,498,009
                                                                                 ============         =============


(a)   SUMMARY OF CAPITAL SHARE ACTIVITY FOLLOWS:

                                                                     2000                           1999
                                                          -----------------------------  ---------------------------
                                                              SHARES           VALUE          SHARES       VALUE
                                                              ------           -----          ------       -----
      Shares sold                                              107,546   $   1,317,619      231,516    $  2,735,803
      Shares issued on reinvestment of distributions            23,199         260,063       11,916         139,421
                                                            ----------   -------------    ---------    ------------
                                                               130,745       1,577,682      243,432       2,875,224
      Shares redeemed                                         (104,080)     (1,188,593)     (44,201)       (525,682)
                                                            ----------   -------------    ---------    ------------
      NET INCREASE                                              26,665   $     389,089      199,231    $  2,349,542
                                                            ==========   =============    =========    ============


----------------------------------------------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

CORNERCAP BALANCED FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                       For The               For The          For The Period       For The Period
                                                     Year Ended             Year Ended       June 1, 1997 To       May 24, 1997* To
                                                     March 31, 2000       March 31, 1999     March 31, 1998(a)       May 31, 1997
                                                     --------------       --------------     -----------------     ----------------
PER SHARE OPERATING PERFORMANCE
   NET ASSET VALUE, BEGINNING OF PERIOD                $ 11.62               $ 12.21             $ 32.99                 $ 33.20
                                                       -------               -------             -------                 -------
   INCOME FROM INVESTMENT OPERATIONS -
      Net investment income                                .36                   .21                 .24                     .01
      Net realized and unrealized gain (loss)
        on investments                                    (.66)                 (.26)               2.20                    (.22)
                                                       --------              -------             -------                 -------
         TOTAL FROM INVESTMENT OPERATIONS                 (.30)                 (.05)               2.44                    (.21)
                                                       -------               -------             -------                 -------
    Less distributions from -
      Net investment income                               (.37)                 (.07)               (.19)                     -
      Realized gains                                      (.24)                 (.47)             (23.03)                     -
                                                       -------               -------             -------                 -------
         TOTAL DISTRIBUTIONS                              (.61)                 (.54)             (23.22)                     -
                                                       -------               -------             -------                 -------
   NET ASSET VALUE, END OF PERIOD                      $ 10.71               $ 11.62             $ 12.21                 $ 32.99
                                                       =======               =======             =======                 =======

TOTAL RETURN                                             (2.89)%                (.46)%             19.13%                   (.60)%
RATIOS/SUPPLEMENTAL DATA
   NET ASSETS, END OF PERIOD ($000)                     $4,430                $4,498               $2,294                 $2,093
   RATIOS TO AVERAGE NET ASSETS (B)
      Expenses                                            1.32%                 1.30%               1.53%**                 2.00%**
      Net investment income                               3.16%                 2.91%               2.80%**                 4.50%**
   PORTFOLIO TURNOVER RATE                               16.38%                38.47%              13.38%                  98.90%
 *  COMMENCEMENT OF OPERATIONS
**  ANNUALIZED

Per share amounts have been adjusted for the year ended May 31, 1997 to reflect a 1 for 4 reverse stock split effective June 30, 1997. On June 14, 1997, a capital gain distribution of $22.91 per share ($5.73 per share on a pre-split basis) was paid to shareholders. The net asset value per share on June 30, 1997, after the payment of the capital gain distribution and the effect of the 1 for 4 reverse split, was $10.86 per share.

(a)   The Fund changed its year-end from May 31st to March 31st.
(b) Fee waivers reduced the expense ratio and increased the net investment income ratio by 1.25% in 1998.
--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

CORNERCAP BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2000
--------------------------------------------------------------------------------

(1)   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      CornerCap Balanced Fund (the "Fund") is a series of shares of the CornerCap Group of Funds and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. Investment operations commenced on May 24, 1997 as a result of the reorganization of the Atlanta Growth Fund (Note 4). The investment objective of the Fund is to obtain capital appreciation and current income. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

      A. Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

      B. SECURITY TRANSACTIONS, INVESTMENT INCOME AND OTHER - Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      C. FEDERAL INCOME TAXES - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

            The Fund had net realized capital losses of approximately $153,000 during the period November 1, 1999 through March 31, 2000 which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These "post-October" losses may be utilized in future years to offset net realized capital gains.

      D. DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      E. ACCOUNTING ESTIMATES - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


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



CORNERCAP BALANCED FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

MARCH 31, 2000
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(2)   TRANSACTIONS WITH AFFILIATES

      INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS The Fund has an investment advisory agreement with CornerCap Investment Counsel, Inc. (the "ADVISOR"), pursuant to which the Advisor receives a fee, computed daily and payable monthly, at an annual rate of 1.0% of the average daily net assets.

      In addition, the Fund has a service agreement with the Advisor, pursuant to which the Advisor receives a fee, computed daily and payable monthly at an annual rate of .30% of average net assets.

      The Advisor will provide day-to-day operational services to the Fund including, but not limited to, providing or arranging to provide accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub accounting and recordkeeping services. All fees and expenses associated with these and other functions including, but not limited to, expenses of legal compliance, shareholder communication and meetings of the Shareholders and the Board of Trustees will be paid by the Advisor.


(3)   PURCHASES AND SALES OF SECURITIES

      For the year ended March 31, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,199,232 and $771,888, respectively.


(4)   STOCK SPLIT

      Effective June 30, 1997, the Fund had a reverse stock split of 1 share for every 4 shares owned. The financial highlights for the period ended May 31, 1997 have been adjusted retroactively to reflect this split.



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